Filed pursuant to Rule 497(a)

File No. 333-223483

Rule 482ad

Investor Presentation First Quarter – 2018 MaMinainSSttreet Ct aCpiatapl Citoarpl oCraotiorpn oration NYNSYESE:: MAAININ maminaisnstctcaa ptiatal.clo.cmom Page 1

Disclaimers Main Street Capital Corporation (MAIN) cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions as of May 4, 2018 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of our dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to MAIN, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and MAIN’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of MAIN. Distributable net investment income is net investment income, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income and the related per share amount is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance. containedhereinto circumstances, except regulations. reflectsubsequentlyoccurringeventsor as required by applicable securities laws and This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 2

Main Street Capital Corporation Investor Presentation Corporate Overview 1st Quarter – 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 3

MAIN is a Principal Investor in Private Debt and Equity Hybrid debt and equity investment strategy, internally managed operating structure and focus on Lower Middle Market differentiates MAIN from other investment firms Internally-managed Business Development Company (BDC) • • IPO in 2007 Over $4.0 billion in capital under management(1) – Over $2.8 billion internally at MAIN(1) – Over $1.2 billion as a sub-advisor to a third party(1) Invests in the under-served Lower Middle Market (LMM) • Targets companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Provides single source solutions including a combination of first lien, senior secured debt and equity financing • Debt investments in Middle Market companies •Issuances of first lien, senior secured and/or rated debt investments •Larger companies than LMM investment strategy Debt investments originated in collaboration with other funds •First lien, senior secured debt investments in privately held companies originated through strategic relationships with other investment funds •Similar in size, structure and terms to LMM and Middle Market investments Attractive asset management advisory business Significant management ownership / investment in MAIN Headquartered in Houston, Texas (1) Capital under management includes undrawn portion of debt capital as of March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 4

MAIN is a Principal Investor in Private Debt and Equity Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share MAIN’s unique investment strategy, efficient operating structure and conservative capitalization are designed to provide sustainable, long-term growth in recurring monthly dividends, as well as long-term capital appreciation, to our shareholders Consistent cash dividend yield – dividends paid monthly • • MAIN has never decreased its monthly dividend rate Began paying periodic supplemental dividends in January 2013 and moved to semi-annual supplemental dividends in July 2013 Owns three Small Business Investment Company (SBIC) Funds • Main Street Mezzanine Fund (2002 vintage), Main Street Capital II (2006 vintage) and Main Street Capital III (2016 vintage) Provides access to 10-year, low cost, fixed rate government-backed leverage • Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities •Favorable opportunities in capital markets through investment grade rating of BBB/Stable from Standard & Poor’s Rating Services •Total SBIC debenture regulatory financing capacity of $350.0 million ($32.2 million undrawn at March 31, 2018)(1) (1) MAIN opportunistically prepaid $4.0 million of existing SBIC debentures during the current quarter ended March 31, 2018. As a result, the effective maximum amount of SBIC debenture financing capacity remaining under its three existing licenses is $346.0 million. A fourth license would be required to have access to the full $350.0 million regulatory limit. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 5

MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) per share and generate realized gains to support dividend growth Focus on LMM equity investments and efficient operating structure differentiates MAIN and provides opportunity for significant total returns for our shareholders • • NAV growth of $10.82 per share (or 84%) since 2007 Cumulative net realized gains from portfolio investments of $72.0 million since Initial Public Offering Approximately $2.56 per share in cumulative, pre-tax net unrealized appreciation at March 31, 2018 Realized gains provide taxable income in excess of net investment income and help fund supplemental dividends • • Internally managed operating structure provides significant operating leverage • Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 1.5%(1) Greater portion of gross portfolio returns are delivered to our shareholders Significant positive impact to Net Investment Income Alignment of interests between MAIN management and our shareholders • • • (1) Based upon the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 6

MAIN Strategy Produces Differentiated Returns Three Pronged Value Proposition – Three Ways to Win are Better Than One 1. Sustain and Grow Regular Monthly Dividends • • 73% increase from $0.330 per share in Q4 2007 to declared dividend of $0.570 per share in Q3 2018 Efficient operating structure provides operating leverage to grow distributable net investment income as investment portfolio and total investment income grow Never decreased regular monthly dividend (including through 2008/2009 recession) or paid a return of capital distribution Paid or declared $20.100 per share in regular monthly dividends since October 2007 IPO Most of MAIN’s peers generate virtually all of their total return through regular dividends Multi-faceted investment strategy supports growth of regular monthly dividends over various cycles and markets • • • • 2. Supplement Regular Monthly Dividends with Semi-Annual Supplemental Dividends • Paid or declared $3.275 per share in supplemental dividends since 2012, resulting in total dividends paid or declared of $23.375 since October 2007 IPO at $15.00 per share Transitioned to semi-annual supplemental dividend vs. annual supplemental dividend in 2013 Primarily the product of realized gains on LMM equity investment component of strategy (analogous to PIK income on debt investments from cash flow perspective, but more tax efficient and without a cap on upside) • • 3. Meaningfully Grow Net Asset Value (“NAV”) Per Share • • • • • $12.85 at December 31, 2007 to $23.67 at March 31, 2018 – 84% growth; CAGR of 6.1% Primarily generated through retained earnings(1) (~25%) and accretive offerings (~75%) Represents incremental economic return to investors beyond dividends MAIN’s debt-focused peers (which comprises most BDCs) cannot generate NAV per share growth through the cycles Unrealized appreciation is a good proxy for future dividend growth without the need for additional capital through growing portfolio dividend income and harvested realized gains from equity investments Ability to grow NAV per share provides opportunity for MAIN stock share price appreciation and additional shareholder returns • (1) Retained earnings includes cumulative net investment income, net realized gains and net unrealized appreciation, net of cumulative dividends paid or accrued Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 7

Historical Dividend, Distributable Net Investment Income (“DNII”) and Net Asset Value (“NAV”) Per Share Growth $0.90 $24.00 MAIN’s unique focus on equity investments in the Lower Middle Market provides the opportunity for significant NAV per share growth MAIN’s efficient operating structure provides significant operating leverage, greater dividends and greater overall returns for our shareholders MAIN’s dividends have been covered by DNII and net realized gains – MAIN has never paid a return of capital distribution $22.00 $0.80 $20.00 $0.70 $18.00 $0.60 $16.00 $0.50 $14.00 $0.40 $12.00 $0.30 $10.00 $0.20 $80.00 Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3 2007 Regular Dividends Supplemental Dividends DNII per share NAV per share • Includes recurring monthly and supplemental dividends paid and declared as of May 3, 2018. Annual return on equity averaging approximately 13.6% from 2010 through the first quarter of 2018 • Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 8 DNII and Dividends Per Share NAV Per Share Recessionary Period Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

MAIN ST CAPITAL CORPORATION

MAIN Historical Highlights

($ in millions, except per shares amounts)

Milestones	2007 - 2011	2012	2013	2014	2015	2016	2017	2018(1)
Significant Events(2)	▸IPO $64.5 NASDAQ Listing (Oct 2007) ▸SBIC Debt Capacity Increased to $225.0 (Feb 2009) ▸Acquired 88% of our Second SBIC Fund (Jan 2010) ▸NYSE Listing (Oct 2010) ▸SBIC of the Year Award (May 2011)	▸Acquired remaining equity of Second SBIC Fund (Mar)	▸Supplemental Dividends: – $0.35/share (Jan) – $0.20/share (Jul) – $0.25/share (Dec)	▸S&P Investment Grade (IG) rating of BBB (Sep) ▸Supplemental Dividends: – $0.275/share (Jun) – $0.275/share (Dec)	▸Supplemental Dividends: – $0.275/share (Jun) – $0.275/share (Dec)	▸Supplemental Dividends: – $0.275/share (Jun) – $0.275/share (Dec) ▸Received our Third SBIC License and Increased our SBIC Debt Capacity to $350.0 (Aug)	▸Supplemental Dividends: – $0.275/share (Jun) – $0.275/share (Dec)	▸Supplemental Dividends: – $0.275/share (Jun)
Senior Credit Facility	▸$30.0 (2008) ▸$85.0 (2010) ▸$235.0 (2011)	▸$277.5 (May) ▸$287.5 (Jul) ▸Extension to 5-year maturity (Nov)	▸$372.5 (May) ▸$445.0 (Sep) ▸Revolving for Full 5-Year Period (Sep)	▸$502.5 (Jun) ▸$522.5 (Sep) ▸$572.5 (Dec)	▸$597.5 (Apr) ▸$555.0 (Nov)		▸$560.0 (Jul) ▸$585.0 (Sep)	
Debt Offerings			▸$92.0 6.125% 10-Year Notes (Apr)	▸$175.0 4.5% 5-Year IG Notes (Nov)			▸$185.0 4.5% 5-Year IG Notes (Nov)	
Equity Offerings	▸IPO $64.5 (Oct 2007) ▸$17.4 (2009) ▸$90.7 (2010) ▸$134.3 (2011)	▸$97.0 (Jun) ▸$80.5 (Dec)	▸$136.9 (Aug)	▸$144.9 (Apr)	▸$136.1 (Mar) ▸Implemented at-the-market (ATM) Program (Nov) - $4.5	▸ATM $113.6	▸ATM $152.8	▸ATM $11.5
Total Value of Investment Portfolio and Number of Companies	2007 $105.7 27 Companies 2011 $658.1 114 Companies	$924.4 147 Companies	$1,286.2 176 Companies	$1,563.3 190 Companies	$1,800.0 208 Companies	$1,996.9 208 Companies	$2,171.3 198 Companies	$2,314.0 199 Companies

(1) Through March 31, 2018, unless otherwise indicated

(2) Through May 3, 2018

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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Lower Middle Market (LMM) Investment Strategy LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns Investment Objectives • High cash yield from secured debt investments (11.3% weighted-average cash coupon as of March 31, 2018); plus Dividend income and periodic capital gains from equity investments • Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities • • • • Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 10

LMM Investment Opportunity MAIN targets investments in established, profitable LMM companies Characteristics of LMM provide beneficial risk-reward investment opportunities Large and critical portion of U.S. economy •175,000+ domestic LMM businesses(1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies •Typical entry enterprise values between 4.5X – 6.5X EBITDA and typical entry leverage multiples between 2.0X – 4.0X EBITDA to MAIN debt investment Ability to become a partner vs. a “commoditized vendor of capital” (1) Source: U.S. Census 2012 – U.S. Data Table by Enterprise Receipt Size; 2012 County Business Patterns and 2012 Economic Census; includes Number of Firms with Enterprise Receipt Size between $10,000,000 and $99,999,999 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 11

Middle Market Debt Investment Strategy MAIN maintains a portfolio of debt investments in Middle Market companies Investment Objective •Generate cash yield to support MAIN monthly dividend Investments in secured and/or rated debt investments •First lien, senior secured debt investments •Floating rate debt investments Larger companies than the LMM investment strategy •Current Middle Market portfolio companies have weighted-average EBITDA of approximately $86.3 million Large and critical portion of U.S. economy •Nearly 200,000 domestic Middle Market businesses(1) More relative liquidity than LMM investments 6% – 10% targeted gross yields • • Weighted-average effective yield(2) of 9.2% Net returns positively impacted by lower overhead requirements and modest use of leverage Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase • (1) Source: National Center for The Middle Market; includes number of U.S. domestic businesses with revenues between $10 million and $1 billion (2) Weighted-average effective yield includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 12

Private Loan Investment Strategy Investment Objectives Private Loan portfolio investments are primarily debt investments in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as “club deals” • Access proprietary investments with attractive risk-adjusted return characteristics Generate cash yield to support MAIN monthly dividend • Investment Characteristics • Investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis Current Private Loan portfolio companies have weighted-average EBITDA of approximately $43.0 million(1) • • Investments in secured debt investments •First lien, senior secured debt investments •Floating rate debt investments 8% – 12% targeted gross yields • • Weighted-average effective yield of 9.4% Net returns positively impacted by lower overhead requirements and modest use of leverage Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase • (1)This calculation excludes three Private Loan portfolio companies as EBITDA is not a meaningful metric for these portfolio companies Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 13

Asset Management Business MAIN’s asset management business represents additional income diversification and the opportunity for greater shareholder returns In May 2012, MAIN(1) entered into an investment sub-advisory agreement with the investment advisor to HMS Income Fund, Inc., a non-listed BDC • MAIN(1) provides asset management services, including sourcing, diligence and post-investment monitoring MAIN(1) receives 50% of the investment advisor’s base management fee and incentive fees – MAIN(1) base management fee – 1% of total assets – MAIN(1) incentive fees – 10% of net investment income above a hurdle and 10% of net realized capital gains • MAIN’s internally managed operating structure provides MAIN’s shareholders the benefits of this asset management business Benefits to MAIN • No significant increases to MAIN’s operating costs to provide services (utilize existing infrastructure and leverage fixed costs) No invested capital – monetizing the value of MAIN franchise Significant positive impact on MAIN’s financial results – $2.6 million contribution to net investment income in the first quarter of 2018(2) – $9.4 million contribution to net investment income for the year ended December 31, 2017(2) – $48.7 million of cumulative unrealized appreciation as of March 31, 2018 • • (1) Through MAIN’s wholly owned unconsolidated subsidiary, MSC Advisor I, LLC (2) Contribution to Net Investment Income includes (a) dividend income received by MAIN from MSC Advisor I, LLC and (b) operating expenses allocated from MAIN to MSC Advisor I, LLC Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 14

MAIN Regulatory Framework Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage Operates as a Business Development Company •Regulated by Securities and Exchange Commission - 1940 Act •Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure • • • Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company (SBIC) subsidiaries • • • Regulated by the U.S. Small Business Administration (SBA) Access to low cost, fixed rate, long-term leverage Total SBIC debenture regulatory financing capacity of $350.0 million(1) Total outstanding leverage of $313.8 million ($32.2 million undrawn at March 31, 2018) through our three wholly owned SBIC Funds(1) MAIN is a previous SBIC of the Year Award recipient • • (1) MAIN opportunistically prepaid $4.0 million of existing SBIC debentures during the current quarter ended March 31, 2018. As a result, the effective maximum amount of SBIC debenture financing capacity remaining under its three existing licenses is $346.0 million. A fourth license would be required to have access to the full $350.0 million regulatory limit. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 15

MAIN ST CAPITAL CORPORATION

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets total operating and administrative costs at or less than 2% of assets.

Main Street Capital Corporation (BDC/RIC)

Assets: ~$1,827 million
Line of Credit: $188 million ($585.0 million facility)[(1)]
Notes: ~$451 million[(2)]

Main Street Mezzanine Fund, LP (2002 vintage SBIC)	Main Street Capital II, LP (2006 vintage SBIC)	Main Street Capital III, LP (2016 vintage SBIC)
Assets: ~$216 million SBIC Debt: ~$150 million outstanding[(3)]	Assets: ~$163 million SBIC Debt: $46 million outstanding[(3)]	Assets: ~$195 million SBIC Debt: $118 million outstanding (~$32 million remaining capacity)[(3)]

(1) As of March 31, 2018, MAIN's credit facility had $585.0 million in total commitments; MAIN's credit facility includes an accordion feature which could increase total commitments up to $750.0 million

(2) $185.0 million of 4.50% Notes due December 2022, $175.0 million of 4.50% Notes due December 2019 and $90.7 million of 6.125% Notes due April 2023 (callable in April 2018). On April 2, 2018, we redeemed the 6.125% Notes.

(3) MAIN opportunistically prepaid $4.0 million of existing SBIC debentures during the current quarter ended March 31, 2018. As a result, the effective maximum amount of SBIC debenture financing capacity remaining under its three existing licenses is $346.0 million ($32.2 million undrawn at March 31,2018). A fourth license would be required to have access to the full $350.0 million regulatory limit.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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MAIN Co-Founders and Executive Management Team

Vince Foster; CPA & JD[1][2][3]
Chairman and CEO

- Co-founded MAIN and MAIN predecessor funds (1997)
- Co-founded Quanta Services (NYSE: PWR)
- Partner in charge of a Big 5 Accounting Firm's Corporate Finance/Mergers and Acquisitions practice for the Southwest United States

Dwayne Hyzak; CPA[1][2][3]
President, COO and Senior Managing Director

- Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street group since 1999
- Director of acquisitions / integration with Quanta Services (NYSE: PWR)
- Manager with a Big 5 Accounting Firm's audit and transaction services groups

Curtis Hartman; CPA[1][2][3]
Vice Chairman, CCO[4] and Senior Managing Director

- Co-founded MAIN; Joined Main Street group in 2000
- Investment associate at Sterling City Capital
- Manager with a Big 5 Accounting Firm's transaction services group

David Magdol[1][2]
Vice Chairman, CIO[5] and Senior Managing Director

- Co-founded MAIN; Joined Main Street group in 2002
- Vice President in Lazard Freres Investment Banking Division
- Vice President of McMullen Group (John J. McMullen's Family Office)

Brent Smith; CPA
CFO and Treasurer

- Joined MAIN in 2014
- Previously CFO with a publicly-traded oilfield services company
- Prior experience with a Big 5 Accounting Firm and a publicly-traded financial consulting firm

Jason Beauvais; JD
SVP, GC, CCO[6] and Secretary

- Joined MAIN in 2008
- Previously attorney for Occidental Petroleum Corporation (NYSE: OXY) and associate in the corporate and securities section at Baker Botts LLP

(1) Member of MAIN Executive Committee
(2) Member of MAIN Investment Committee
(3) Member of MAIN Credit Committee
(4) Chief Credit Officer
(5) Chief Investment Officer
(6) Chief Compliance Officer

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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Post-IPO TTM Dividends Per Share – Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO (at $15.00 per share) through Q3 2018 equal $23.375 per share(1) Recurring monthly dividend has never been decreased and has shown meaningful (73%) growth since IPO Based upon the current annualized monthly dividends for the third quarter of 2018 and the annualized semi-annual supplemental dividend declared for June 2018, the annual effective yield on MAIN’s stock is 7.5%(3), or 6.0%(3) if the supplemental dividends are excluded $3.00 $2.75 $2.50 $2.25 $2.00 $1.75 $1.50 $1.25 $1.00 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Regular Dividends (1) Supplemental Dividends (2) (1) (2) Based upon dividends which have been paid or declared as of May 3, 2018 Includes supplemental dividends which have been paid or declared as of May 3, 2018, with Q3 2018 assuming a TTM supplemental dividend run rate of $0.55 per share. Based upon the closing market price of $37.81 on May 3, 2018 (3) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 18 TTM Dividends Per Share

Total Investment Portfolio Includes complementary LMM debt and equity investments, Middle Market debt investments and Private Loan debt investments Diversity provides structural protection to investment portfolio, revenue sources, income, cash flows and shareholder dividends Total investment portfolio at fair value consists of approximately 45% LMM / 27% Middle Market / 21% Private Loan / 7% Other(1) Portfolio investments 187 LMM, Middle Market and Private Loan portfolio companies • • Average investment size of $11.0 million Largest individual portfolio company represents 6.8%(2) of total investment income and 2.9% of total portfolio fair value (most investments are less than 1%) Six non-accrual investments, which represent 0.8% of the total investment portfolio at fair value and 3.3% at cost. Weighted-average effective yield of 10.3% • • Significant diversification • • • Issuer Industry Transaction type • • • Geography End markets Vintage (1) Other includes MSC Adviser I, LLC, MAIN’s External Investment Advisor (2) Based upon total investment income for the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 19

(1) Total Portfolio by Industry (as a Percentage of Cost) Construction & Engineering, 8% Commercial Services & Supplies, 5% Hotels, Restaurants & Leisure, 5% Machinery, 5% Aerospace & Defense, 4% Health Care Providers & Services, 4% Professional Services, 3% Electronic Equipment, Instruments & Components, 3% Computers & Peripherals, 3% Communications Equipment, 2% Distributors, 2% Oil, Gas & Consumable Fuels, 2% Diversified Financial Services, 2% Internet & Catalog Retail, 1% Other, 6% Energy Equipment & Services, 7% Media, 5% Specialty Retail, 5% Diversified Telecommunication Services, 4% Food Products, 4% IT Services, 4% Internet Software & Services, 3% Leisure Equipment & Products, 3% Software, 2% Diversified Consumer Services, 2% Building Products, 2% Construction Materials, 2% Health Care Equipment & Supplies, 1% Road & Rail, 1% (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 20

(1) Diversified Total Portfolio (as a Percentage of Cost) n/ (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio (2) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 2% of the total portfolio Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 21 Invested Capital by Geography (2) 25%21%16% 28%10% Invested Capital by Transaction Type LBO/MBO 40% 14%40% 6% Recapitalizatio AcquisitionRefinancing Growth Capital

LMM Investment Portfolio 73 portfolio companies / $1,049.8 million in fair value •45% of total investment portfolio at fair value LMM Investment Portfolio consists of a diversified mix of secured debt and lower cost basis equity investments Debt yielding 12.1% (68% of LMM portfolio at cost) • • • 98% of debt investments have first lien position 56% of debt investments earn fixed-rate interest Approximately 840 basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 97% of LMM portfolio companies representing 38% average ownership position (32% of LMM portfolio at cost) • Opportunity for fair value appreciation, capital gains and cash dividend income 56% of LMM companies(1) with direct equity investment are currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower entry multiple valuations, lower cost basis $150.8 million, or $2.56 per share, of cumulative pre-tax net unrealized appreciation at March 31, 2018 • • • • (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are treated as flow-through entities for tax purposes; based upon dividend income for the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 22

LMM Investment Portfolio LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics Median LMM portfolio credit statistics: • • • Senior leverage of 3.0x EBITDA to MAIN debt position 2.6x EBITDA to senior interest coverage Total leverage of 3.1x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation • Average investment size of $12.3 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio • • Total LMM portfolio investments at fair value equals 117% of cost Equity component of LMM portfolio at fair value equals 166% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation • Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 23

LMM Portfolio by Industry (as a Percentage of Cost) Construction & Engineering, 13% Machinery, 7% Professional Services, 6% Specialty Retail, 4% Electronic Equipment, Instruments & Components, 4% Commercial Services & Supplies, 3% Building Products, 3% Software, 3% Diversified Telecommunication Services, 3% Construction Materials, 2% Health Care Equipment & Supplies, 2% Health Care Providers & Services, 1% Air Freight & Logistics, 1% Other, 1% Energy Equipment & Services, 12% Hotels, Restaurants & Leisure, 6% Food Products, 5% Computers & Peripherals, 4% Internet Software & Services, 4% Leisure Equipment & Products, 3% Media, 3% Road & Rail, 3% IT Services, 2% Diversified Financial Services, 2% Consumer Finance, 1% Paper & Forest Products, 1% Oil, Gas & Consumable Fuels, 1% Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 24

Diversified LMM Portfolio (as a Percentage of Cost) (1) Based upon portfolio company headquarters Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 25 Invested Capital by Transaction Type LBO/MBORecapitalization/ Refinancing 45% 40% 2%13% Acquisition Growth Capital Invested Capital by Geography (1) 28%19%6% 39%8%

LMM Portfolio Attributes Reflect Investment Strategy High yielding secured debt investments coupled with significant equity participation = Attractive risk-adjusted returns Weighted-Average Effective Yield = 12.1% Average Fully Diluted Equity Ownership = 38% Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 26 Fully Diluted Equity Ownership % 50.0% and1.0% - greater24.9% 30% 36% 34% 25.0% - 49.9% Security Position on Debt Capital as a Percentage of Cost 1st Lien 2nd Lien/ Other 2% 98%

Term and Total Interest Coupon of Existing LMM Debt Investments 14% Current t Debt Investments generally have a 5-Year Original Term and ~3.0 Year Weighted-Average Remaining Duration;Weighted-Average Effective Yield of 12.1% on Debt Portfolio (1) Interest coupon excludes amortization of deferred upfront fees, original issue discount, exit fees and any debt investments on non-accrual status (2) Floating interest rates generally include contractual minimum “floor” rates Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 27 Original Term < 5 years> 5 years 4% 3% 93% 5 years Total Interest Coupon (1) 16% Current Interest N/A – Floating Interest Rate (2) 15% Current Interest 2% 8%Interest 47% 13% Curren 21%Interest 5%9% 3% <10% Current12% Current InterestInterest 10% Current11% Current InterestInterest

Middle Market Investment Portfolio Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 59 investments / $617.9 million in fair value •27% of total investment portfolio at fair value Average investment size of $10.7 million (less than 1% of total portfolio) Investments in secured and/or rated debt investments • 97% of current Middle Market portfolio is secured debt • 91% of current Middle Market debt portfolio is first lien term debt More relative investment liquidity compared to LMM 90% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.2%, representing a greater than 525 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (90% floating rate), which provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 100% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 28

Private Loan Investment Portfolio 55 investments / $496.5 million in fair value •21% of total investment portfolio at fair value Private Loan Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio Average investment size of $9.5 million (less than 1% of total portfolio) Investments in secured debt investments • 93% of current Private Loan portfolio is secured debt • 94% of current Private Loan debt portfolio is first lien term debt 87% of Private Loan debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.4%, representing a greater than 545 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (87% floating rate), which provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 89% of floating interest rates on Private Loan debt investments are subject to contractual minimum “floor” rates Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 29

Middle Market & Private Loan Portfolios by Industry (as a Percentage of Cost) Aerospace & Defense, 7% Commercial Services & Supplies, 7% Diversified Telecommunication Services, 5% Construction & Engineering, 5% Hotels, Restaurants & Leisure, 5% Diversified Consumer Services, 4% Energy Equipment & Services, 3% Internet Software & Services, 3% Leisure Equipment & Products, 2% Internet & Catalog Retail, 2% Electronic Equipment, Instruments & Components, 2% Computers & Peripherals, 1% Marine, 1% Diversified Financial Services, 1% Transportation Infrastructure, 1% Media, 7% Health Care Providers & Services, 6% Specialty Retail, 5% IT Services, 5% Communications Equipment, 4% Machinery, 4% Distributors, 3% Food Products, 3% Oil, Gas & Consumable Fuels, 2% Software, 2% Professional Services, 2% Health Care Equipment & Supplies, 1% Capital Markets, 1% Household Durables, 1% Other, 5% Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 30

Diversified Middle Market & Private Loan Investments (as a Percentage of Cost) (1) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 4% of the Middle Market and Private Loan portfolios Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 31 Invested Capital by Geography (1) 22%23%24% 19%12% Invested Capital by Transaction Type Recapitalization/ Refinancing 35%40% 1% 24% Growth LBO/MBOAcquisition

Main Street Capital Corporation Investor Presentation Financial Overview 1st Quarter – 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 32

MAIN Financial Performance Year over Year Growth Year over Year Growth 21% 17% 8% 15% 17%(1) 17%(1) 25% 14% 10% 17% $220.0 $160.0 $200.0 $140.0 $180.0 $120.0 $160.0 $140.0 $100.0 $120.0 $80.0 $100.0 $60.0 $80.0 $60.0 $40.0 $40.0 $20.0 $20.0 $0.0 $0.0 2013 2014 2015 2016 2017 YTD Mar 31, 2018 2013 2014 2015 2016 2017 YTD Mar 31, 2018 (1) Reflects year-to-date March 31, 2018 performance compared with year-to-date March 31, 2017 performance Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 33 $145.4 $124.1 $113.3 $99.8 $79.6 $39.3 $205.7 $178.3 $164.6 $140.8 $116.5 $55.9 Distributable Net Investment Income ($ in millions) Total Investment Income ($ in millions)

Long-Term Portfolio and DNII Per Share Growth Since 2007, MAIN has accretively grown Portfolio Investments by 2089%, (or by 233% on a per share basis) and DNII per share by 246% ($ in millions, except per share data) $2,600.0 $2,400.0 $2,200.0 $2,000.0 $1,800.0 $1,600.0 $1,400.0 $1,200.0 $1,000.0 $800.0 $600.0 $400.0 $200.0 $0.0 $2.80 $2.60 $2.40 $2.20 $2.00 $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $2.63 $2.56 $2.39 $1.25 $1.19 $1.02 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 March 31, 2018(1) Portfolio Investments DNII per Share (1) DNII per share for the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 34 Portfolio Investments DNII per share $2.29 $2.31 $2,314.0 $2.17 $2.09 $2,171.3 $1,996.9 $1,800.0 $1.77 $1,563.3 $1,286.2 $924.4 $658.1 $0.76 $408.1 $159.2 $105.7 $127.0

Efficient and Leverageable Operating Structure MAIN’s internally managed operating structure provides significant operating leverage and greater returns for our shareholders “Internally managed” structure means no external management fees or expenses are paid Alignment of interest between management and investors • Greater incentives to maximize increases to shareholder value and rationalize debt and equity capital raises 100% of MAIN’s management efforts and activities are for the benefit of the BDC • MAIN targets total operating expenses(1) as a percentage of average assets (Operating Expense Ratio) at or less than 2% • • Long-term actual results have significantly outperformed target Industry leading Operating Expense Ratio of 1.5%(2) Significant portion of total operating expenses are non-cash • Non-cash expense for restricted stock amortization was 13.9%(2) of total operating expenses Operating Expense Ratio of 1.1%(2) excluding non-cash restricted stock amortization expense • (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) Based upon the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 35

MAIN Maintains a Significant Operating Cost Advantage Operating Expenses as a Percentage of Total Assets(1) 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% (1) (2) (3) Total operating expenses, including non-cash share based compensation expense and excluding interest expense For the trailing twelve month period ended March 31, 2018 Other BDCs includes dividend paying BDCs that have been publicly-traded for at least two years and have total assets greater than $500 million based on individual SEC Filings as of December 31, 2017; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSIC, GAIN, GBDC, GSBD, HTGC, MCC, MRCC, NEWT, NMFC, OCSI, OCSL, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC, TCRD, TPVG and TSLX Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended December 31, 2017 as derived from each company’s SEC filings Source: SNL Financial. Calculation represents the average for the trailing twelve month period ended December 31, 2017 and includes commercial banks with a market capitalization between $500 million and $3 billion (4) (5) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 36 Other BDCs (3)(4) Commercial Banks (5) MAIN (2)

MAIN ST
CAPITAL CORPORATION

MAIN Income Statement Summary

($ in 000's)	Q1 17[1]	Q2 17	Q3 17	Q4 17	Q1 18[1]	Q1 18 vs. Q1 17 % Change[2]
Total Investment Income	$ 47,889	$ 50,271	$ 51,786	$ 55,797	$ 55,942	17%
Expenses:						
Interest Expense	(8,608)	(8,793)	(9,420)	(9,659)	(10,265)	-19%
G&A Expense	(5,846)	(5,987)	(5,861)	(6,171)	(6,399)	-9%
Distributable Net Investment Income (DNII)	33,435	35,491	36,505	39,967	39,278	17%
DNII Margin %	69.8%	70.6%	70.5%	71.6%	70.2%	
Share-based compensation	(2,269)	(2,798)	(2,476)	(2,484)	(2,303)	-1%
Net Investment Income	31,166	32,693	34,029	37,483	36,975	19%
Net Realized Gain (Loss)[1]	27,565	10,981	(10,706)	(11,660)	7,460	NM
Net Unrealized Appreciation (Depreciation)[1]	(21,643)	1,329	16,147	47,706	(10,897)	NM
Income Tax Benefit (Provision)	(5,638)	(2,174)	(4,571)	(12,089)	979	NM
Net Increase in Net Assets	$ 31,450	$ 42,829	$ 34,899	$ 61,440	$ 34,517	10%

(1) Excludes the effects of the $5.2 million realized loss recognized in the first quarter of 2017 and the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income.

(2) Percent change from prior year is based upon impact (increase/(decrease)) on Net Increase in Net Assets

NM – Not Measurable / Not Meaningful

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MAIN ST
CAPITAL CORPORATION

MAIN Per Share Change in Net Asset Value (NAV)

($ per share)	Q1 17[(1)]	Q2 17	Q3 17	Q4 17	Q1 18[(1)]
Beginning NAV	$ 22.10	$ 22.44	$ 22.62	$ 23.02	**$ 23.53**
Distributable Net Investment Income	0.61	0.63	0.64	0.69	**0.67**
Share-Based Compensation Expense	(0.04)	(0.05)	(0.04)	(0.04)	**(0.04)**
Net Realized Gain (Loss)[(1)]	0.50	0.20	(0.19)	(0.20)	**0.13**
Net Unrealized Appreciation (Depreciation)[(1)]	(0.39)	0.02	0.28	0.82	**(0.19)**
Income Tax Benefit (Provision)	(0.11)	(0.04)	(0.08)	(0.20)	**0.02**
Net Increase in Net Assets	0.57	0.76	0.61	1.07	**0.59**
Regular Monthly Dividends to Shareholders	(0.56)	(0.56)	(0.56)	(0.57)	**(0.57)**
Supplemental Dividends to Shareholders	-	(0.28)	-	(0.28)	**-**
Accretive Impact of Stock Offerings[(2)]	0.27	0.31	0.30	0.25	**0.08**
Other [(3)]	0.06	(0.05)	0.05	0.04	**0.04**
Ending NAV	$ 22.44	$ 22.62	$ 23.02	$ 23.53	**$ 23.67**
Weighted Average Shares	55,125,170	56,166,782	57,109,104	58,326,827	**58,852,252**

Certain fluctuations in per share amounts are due to rounding differences between quarters.

(1) Excludes the effects of the $5.2 million realized loss recognized in the first quarter of 2017 and the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income.
(2) Includes accretive impact of shares issued through the Dividend Reinvestment Plan (DRIP) and ATM program.
(3) Includes differences in weighted-average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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MAIN ST CAPITAL CORPORATION

MAIN Balance Sheet Summary

($ in 000's, except per share amounts)	Q1 17	Q2 17	Q3 17	Q4 17	Q1 18
LMM Portfolio Investments	$ 886,559	$ 932,074	$ 938,042	$ 948,196	$ 1,049,772
Middle Market Portfolio Investments	568,796	624,060	607,476	609,256	617,941
Private Loan Investments	384,220	379,809	485,929	467,474	496,533
Other Portfolio Investments	106,331	103,899	99,230	104,611	101,066
External Investment Adviser	33,472	37,104	39,304	41,768	48,722
Cash and Cash Equivalents	33,605	21,799	30,144	51,528	29,090
Other Assets	63,506	65,973	69,557	42,562	58,051
Total Assets	$ 2,076,489	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175
Credit Facility	$ 288,000	$ 303,000	$ 355,000	$ 64,000	$ 188,000
SBIC Debentures[(1)]	239,355	255,663	269,345	288,483	306,182
Notes Payable	265,655	262,159	262,416	444,688	445,096
Other Liabilities	39,545	61,151	53,255	87,856	65,297
Net Asset Value (NAV)	1,243,934	1,282,745	1,329,666	1,380,368	1,396,600
Total Liabilities and Net Assets	$ 2,076,489	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175
Total Portfolio Fair Value as % of Cost	105%	105%	106%	108%	107%
Common Stock Price Data:					
High Close	$ 38.27	$ 40.39	$ 40.40	$ 41.55	$ 39.90
Low Close	35.39	37.80	38.13	39.71	35.41
Quarter End Close	38.27	38.46	39.75	39.73	36.90

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") Small Business Investment Company ("SBIC") debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total par value of SBIC debentures at March 2018 was $313.8 million.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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MAIN Liquidity and Capitalization

($ in 000's)	Q1 17	Q2 17	Q3 17	Q4 17	Q1 18
Cash and Cash Equivalents	$ 33,605	$ 21,799	$ 30,144	$ 51,528	$ 29,090
Availability Under Credit Facility[1]	267,000	252,000	230,000	521,000	397,000
Remaining SBIC Debentures Capacity	109,800	88,800	75,200	54,200	32,200
Total Liquidity	$ 410,405	$ 362,599	$ 335,344	$ 626,728	$ 458,290
Debt at Par Value:					
Credit Facility[1]	$ 288,000	$ 303,000	$ 355,000	$ 64,000	$ 188,000
SBIC Debentures	240,200	261,200	274,800	295,800	313,800
Notes Payable	265,655	265,655	265,655	450,655	450,655
Net Asset Value (NAV)	1,243,934	1,282,745	1,329,666	1,380,368	1,396,600
Total Capitalization	$ 2,037,789	$ 2,112,600	$ 2,225,121	$ 2,190,823	$ 2,349,055
Debt to NAV Ratio[2]	0.64 to 1.0	0.65 to 1.0	0.67 to 1.0	0.59 to 1.0	0.68 to 1.0
Non-SBIC Debt to NAV Ratio[3]	0.45 to 1.0	0.44 to 1.0	0.47 to 1.0	0.37 to 1.0	0.46 to 1.0
Net Debt to NAV Ratio[4]	0.61 to 1.0	0.63 to 1.0	0.65 to 1.0	0.55 to 1.0	0.66 to 1.0
Interest Coverage Ratio[5]	4.78 to 1.0	4.88 to 1.0	4.90 to 1.0	4.99 to 1.0	4.97 to 1.0

(1) As of March 31, 2018, MAIN's credit facility had $585.0 million in total commitments with an accordion feature to increase up to $750.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities.
(2) SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV Ratio is calculated based upon the par value of debt.
(3) Non-SBIC Debt to NAV Ratio is calculated based upon the par value of debt.
(4) Net debt in this ratio includes par value of debt less cash and cash equivalents.
(5) DNII + interest expense / interest expense on a trailing twelve month basis.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 40

Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt Capital structure is designed to match expected duration and fixed/floating rate nature of investment portfolio assets $585.0 million Credit Facility (1) L+1.875% floating (3.5% as of March 31, 2018) September 2021 (fully revolving until maturity) $188.0 million Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 1, 2019 Notes Payable 4.50% fixed $175.0 million Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 1, 2022 Notes Payable 4.50% fixed $185.0 million Redeemable at MAIN's option at any time beginning April 2018; Matures April 1, 2023 (2) Notes Payable 6.125% fixed $90.7 million . Various dates between 2019 - 2027 (weighted average duration = 5.9 years) 3.7% fixed (weighted average) SBIC Debentures $313.8 million (1) As of March 31, 2018, MAIN’s credit facility had $585.0 million in total commitments from 15 relationship banks, with an accordion feature which could increase total commitments up to $750.0 million. (2) On April 2, 2018, we redeemed the 6.125% Notes. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 41 Facility Interest Rate Maturity Principal Draw n

Long-term Duration of Debt Obligations

MAIN's conservative capital structure provides long-term access to attractively-priced and structured debt facilities

- Allows for investments in assets with long-term holding periods / illiquid positions and greater yields and overall returns
- Provides downside protection and liquidity through economic cycles
- Allows MAIN to be opportunistic during periods of economic uncertainty



(in millions)
250
200
150
100
50
0
$175.0
$16.0
$55.0
$40.0
$188.0
$185.0
$5.0
$90.7
$16.0
$63.8
$75.0
$43.0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Credit Facility(1)
SBIC debentures
6.125% Notes(2)
4.50% Notes due 2019(3)
4.50% Notes due 2022(4)

(1) Based upon outstanding balance as of March 31, 2018; total commitments at March 31, 2018 were $585.0 million
(2) Issued in April 2013; redeemable at MAIN's option beginning April 2018. On April 2, 2018, we redeemed the 6.125% Notes.
(3) Issued in November 2014; redeemable at MAIN's option at any time, subject to certain make whole provisions
(4) Issued in November 2017; redeemable at MAIN's option at any time, subject to certain make whole provisions

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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Positive Impact from Rising Interest Rates MAIN’s capital structure and investment portfolio provides downside protection and the opportunity for significant benefits from a rising interest rate environment The following table illustrates the approximate annual changes in the components of MAIN’s net investment income due to hypothetical increases (decreases) in interest rates(1) (dollars in thousands): • 80% of MAIN’s outstanding debt obligations have fixed interest rates(3), limiting the increase in interest expense (50) $ (6,312) $ 940 $ (5,372) $ (0.09) 25 3,156 (470) 2,686 0.05 • 73% of MAIN’s debt investments bear interest at floating rates(3), the majority of which contain contractual minimum index rates, or “interest rate floors” (weighted-average being approximately 105 basis points)(4) Provides MAIN the opportunity to achieve significant increases in net investment income if interest rates rise 100 12,625 (1,880) 10,745 0.18 300 37,874 (5,640) 32,234 0.55 (1) Assumes no changes in the portfolio investments, outstanding revolving credit facility borrowings or other debt obligations existing as of March 31, 2018 The hypothetical (increase) decrease in interest expense would be impacted by the changes in the amount of debt outstanding under our revolving credit facility, with interest expense (increasing) decreasing as the debt outstanding under our revolving credit facility increases (decreases) As of March 31, 2018 Weighted-average interest rate floor calculated based on debt principal balances as of March 31, 2018 Per share amount is calculated using shares outstanding as of March 31, 2018 • (2) (3) (4) (5) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 43 40050,499(7,520)42,9790.73 20025,250(3,760)21,4900.36 506,312(940)5,3720.09 (25)(3,156)470(2,686)(0.05) Basis PointIncrease(Increase)IncreaseIncrease Increase(Decrease) Decrease (Decrease) in (Decrease) in Net (Decrease) in in Interest in InterestNet InvestmentInvestment Interest RateIncomeExpense(2)IncomeIncome per Share (5)

Significant Management Ownership / Investment Significant equity ownership by MAIN’s management team, coupled with internally managed structure, provides alignment of interest between MAIN’s management and our shareholders Management (1) 3,133,533 $115,627,368 (1) (2) Includes members of MAIN’s executive and senior management team and the members of MAIN’s Board of Directors. Includes 1,069,696 shares, or approximately $25.5 million, purchased by Management as part of, or subsequent to, the MAIN IPO, including 13,183 shares, or approximately $0.5 million, purchased in the quarter ended March 31, 2018. Based upon closing market price of $36.90/share on March 31, 2018. (3) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 44 # of Shares (2) March 31, 2018 (3)

MAIN Total Return Performance Since IPO Notes: (1) (2) Assumes dividends reinvested on date paid The Main Street Peer Group includes all BDCs that have been publicly-traded for at least one year and that have total assets greater than $500 million based on individual SEC Filings as of December 31, 2017; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSIC, GAIN, GBDC, GSBD, HTGC, MCC, MRCC, NEWT, NMFC, OCSI, OCSL, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC, TCRD, TPVG and TSLX. MFIN is excluded from the MAIN Street Peer Group as it withdrew its BDC election with the SEC as of April 2, 2018. Main Street Peer Group is equal weighted Indexed as of October 5, 2007 and last trading date is March 31, 2018 (3) (4) Consistent market outperformance through various economic cycles Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 45 Recessionary Period

Executive Summary Unique focus on under-served Lower Middle Market • • • Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Generally first lien, senior secured debt investments plus meaningful equity participation Invest in complementary interest-bearing Middle Market and Private Loan debt investments • • • Lower risk / more liquid asset class Opportunity for consistent investment activity Generally first lien, senior secured debt investments Efficient internally managed operating structure drives greater shareholder returns • • • Alignment of management and our shareholders Maintains the lowest operating cost structure in the BDC industry Favorable operating cost comparison to other yield oriented investment options Attractive, recurring monthly dividend yield and historical net asset value per share growth • Periodic increases in monthly dividends coupled with meaningful semi-annual supplemental dividends • Increase in net asset value per share creates opportunity for stock price appreciation Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 46

MAIN Corporate Data

Please visit our website at www.mainstcapital.com for additional information

Board of Directors

Michael Appling, Jr.
Chief Executive Officer (CEO)
TnT Crane & Rigging

Valerie L. Banner
VP, General Counsel & Corporate Secretary
Exterran Corporation

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Dwayne L. Hyzak
President & COO
Main Street Capital Corporation

John E. Jackson
President & CEO
Spartan Energy Partners, LP

Brian E. Lane
CEO & President
Comfort Systems USA

Stephen B. Solcher
SVP, Finance and Operations & Chief Financial Officer
BMC Software

Executive Officers

Vincent D. Foster,
Chairman & CEO

Dwayne L. Hyzak
President & Chief Operating Officer (COO)

Curtis L. Hartman
Vice Chairman, Chief Credit Officer & Senior Managing Director (SMD)

David L. Magdol
Vice Chairman, Chief Investment Officer & SMD

Brent D. Smith
Chief Financial Officer & Treasurer

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Nicholas T. Meserve
Managing Director (MD)

Shannon D. Martin
Vice President & Chief Accounting Officer

Research Coverage

Tim Hayes
B. Riley FBR, Inc.
(703) 312-1819

Mitchel Penn
Janney Montgomery Scott
(410) 583-5976

Christopher R. Testa
National Securities
(212) 417-7447

Robert J. Dodd
Raymond James
(901) 579-4560

Jason Arnold
RBC Capital Markets, LLC
(415) 633-8594

Douglas Mewhirter
SunTrust Robinson Humphrey
(404) 926-5745

Corporate Headquarters

1300 Post Oak Blvd, 8th Floor
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Counsel

Eversheds Sutherland (US) LLP
Washington D.C.

Securities Listing

Common Stock – NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.astfinancial.com

Investor Relation Contacts

Dwayne L. Hyzak
President & COO

Brent D. Smith
Chief Financial Officer

Tel: (713) 350-6000

Ken Dennard
Mark Roberson
Dennard Lascar Associates, LLC
Tel: (773) 599-3745

Investment Committee

Vincent D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

David L. Magdol, VC, CIO & SMD

Credit Committee

Vince D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

Nicholas T. Meserve, MD

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 47

Debt Capital Markets Presentation

First Quarter – 2018

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Disclaimers Main Street Capital Corporation (MAIN) cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions as of May 4, 2018 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of our dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to MAIN, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and MAIN’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of MAIN. Distributable net investment income is net investment income, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income and the related per share amount is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance. containedhereinto circumstances, except regulations. reflectsubsequentlyoccurringeventsor as required by applicable securities laws and This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 2

Main Street Capital Corporation Corporate Overview 1st Quarter – 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 3

MAIN is a Principal Investor in Private Debt and Equity Internally-managed Business Development Company (BDC) Unique investment strategy, internally managed operating structure and focus on Lower Middle Market differentiates MAIN from other investment firms Conservative capital structure with S&P rating of BBB/Stable outlook • • IPO in 2007 Over $4.0 billion in capital under management(1) – Over $2.8 billion internally at MAIN(1) – Over $1.2 billion as a sub-advisor to a third party(1) Invests in the under-served Lower Middle Market (LMM) •Targets companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Debt investments in Middle Market companies •Larger companies than LMM investment strategy, with EBITDA between $10 million - $100 million Debt investments originated in collaboration with other funds •Similar in size, structure and terms to LMM and Middle Market investments Attractive asset management advisory business Significant management ownership / investment in MAIN Headquartered in Houston, Texas (1) Capital under management includes undrawn portion of debt capital as of March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 4

Investment(1) Investment Portfolio – By Type of Total Investment Portfolio $2,314.0 million Total Debt Investments $1,638.8 million Debt Investments, 70.8%, $1,638.8m First Lien Debt, 94.5%, $1,547.9m Other Portfolio, 4.4%, $101.1m Equity, 24.8%, $574.1m Junior Debt, 5.5%, $90.9m (1) Fair value as of March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 5

Unique Investment Strategy MAIN’s investment strategy differentiates MAIN from its competitors and provides highly attractive risk-adjusted returns Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 6 Asset Management Business •No investment capital at risk; monetizing value of MAIN’s intangible assets •Significant contribution to net investment income •Source of stable, recurring fee income •Returns benefit MAIN stakeholders due to internally managed structure Middle Market •Larger companies than LMM strategy, with EBITDA between $10 - $100 million •First lien, senior secured debt investments •Floating rate debt investments •Large addressable market •Can provide source of liquidity for MAIN as needed Private Loans •Companies that are similar in size to LMM and Middle Market •First lien, senior secured debt investments in privately held companies originated through strategic relationships with other investment funds •Floating rate debt investments •Proprietary investments that can be difficult for investors to access •Investments with attractive risk-adjusted returns Lower Middle Market (LMM) •Proprietary investments that are difficult for investors to access •Companies with $10 - $150 million of revenues and $3 - $20 million of EBITDA •Customized financing solutions which include a combination of first lien, senior secured debt and equity •Large addressable market •High cash yield from debt investments •Dividend income, NAV growth and net realized gains from equity investments

Portfolio Highlights(1) The benefits of MAIN’s unique investment strategy has resulted in a high quality, diversified and mature investment portfolio (1) As of March 31, 2018; investment amounts at fair value, unless otherwise noted (2) As of March 31, 2018; based on cost. Weighted-average effective yield based on principal and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 7 Total Portfolio • $2,314.0 million of total investments • 199 companies • $1,638.8 million of debt investments (71%) • $675.2 million of equity investments (29%) • $101.1 million of Other Portfolio investments (4%) • 95% of debt investments are first lien(2) • 73% of debt investments bear interest at floating rates(2) • Weighted-average effective yield on debt investments of 10.3%(2) Middle Market •$617.9 million of total investments •59 companies •$595.8 million of debt investments (96% of Middle Market portfolio) •91% of debt investments are first lien(2) •Average investment size of $10.7 million(2) •90% of debt investments bear interest at floating rates(2) •Weighted-average effective yield of 9.2%(2) Private Loans •$496.5 million of total investments •55 companies •$474.0 million of debt investments (96% of Private Loan portfolio) •94% of debt investments are first lien(2) •Average investment size of $9.5 million(2) •87% of debt investments bear interest at floating rates(2) •Weighted-average effective yield of 9.4%(2) Lower Middle Market • $1,049.8 million of total investments • 73 companies • $569.0 million of debt investments (54%) • $480.8 million of equity investments (46%) • Typical initial investment target of 75% debt / 25% equity • 98% of debt investments are first lien(2) • Average investment size of $12.3 million(2) • Weighted-average effective yield on debt of 12.1%(2)

Business Development Company (BDC) Background Leverage Created by Congress in 1980 through the Small Business Investment Incentive Act of 1980 to facilitate the flow of capital to small and mid-sized U.S. businesses Highly regulated by the Securities and Exchange Commission under the Investment Company Act of 1940 (1940 Act) Provide a way for individual investors to participate in private equity and debt investments • Regulatory restrictions on debt leverage levels require BDCs to maintain conservative leverage Must maintain an asset to debt coverage ratio of at least 2.0x, unless the BDC has obtained Board or Shareholder approval to decrease the required asset to debt coverage ratio to 1.5x as provided for under the Small Business Credit Availability Act passed in December 2017 • Portfolio Diversification • BDCs maintain sufficient diversification in order to protect stakeholders from excessive risks BDCs must limit individual investment size and limit certain types of investments • Full Transparency • • Detailed schedule of all investments (and related key terms) in quarterly reporting Quarterly fair value mark to market accounting Income Tax Treatment • As a Regulated Investment Company (RIC), BDCs generally do not pay corporate income taxes To maintain RIC status and avoid paying corporate income taxes, BDCs must distribute at least 90% of taxable income (other than net capital gain) to investors To avoid federal excise taxes, BDC’s must distribute at least 98% of taxable income to investors Tax treatment is similar to Real Estate Investment Trusts (REIT) • • • Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 8

MAIN Capital Structure Cash $ 29,090 Debt at parent Credit Facility 4.50% Notes due 2022(1) 4.50% Notes due 2019(1) 6.125% Notes(1) 188,000 185,000 175,000 90,655 8.0% 7.9% 7.4% 3.9% Debt at subsidiaries SBIC Debentures(1) 313,800 13.4% Book value of equity 1,396,600 59.5% Debt / Capitalization 0.41x Debt / Book equity 0.68x Debt / Enterprise value(2) 0.31x Debt / Market capitalization(2) 0.44x Stock price / Net asset value per share(2) 1.56x (1) Debt amounts reflected at par value. (2) Based on stock price of $36.90 as of March 31, 2018. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 9 Total capitalization $ 2,349,055 100.0% Total debt 952,455 40.5% Total debt at subsidiaries 313,800 13.4% Total debt at parent 638,655 27.2% Current capitalization ($ in 000's) March 31, 2018 % of Capitalization

Conservative Leverage Total Assets $ 1,827,250 $ 573,924 $ 2,401,175 Debt Capital: Revolving Credit Facility(2) 188,000 - 188,000 SBIC Debentures - 306,182 306,182 Notes Payable 445,096 - 445,096 Total Debt 633,096 306,182 939,278 Net Asset Value (NAV) 1,141,859 254,741 1,396,600 Ke y Le ve ra ge Sta ts (1) (2) Assets at the BDC/RIC parent level represent the collateral available to MAIN’s debt capital market investors As of March 31, 2018, MAIN’s credit facility had $585.0 million in total commitments with an accordion feature to increase up to $750.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities. DNII + interest expense / interest expense on a trailing twelve month basis. Calculated as total assets divided by total debt at par, including SBIC debt. Calculated per BDC regulations; SBIC Debentures are not included as “senior debt” for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV Ratio is calculated based upon the par value of debt. Net debt in this ratio includes par value of debt less cash and cash equivalents. (3) (4) (5) (6) (7) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 10 Interest Coverage Ratio(3) 4.97x 5.07x 4.97x Asset Coverage Ratio(4) 2.86x 1.83x 2.52x Consolidated Asset Coverage Ratio - Regulatory (5) N/A N/A 3.18x Debt to Assets Ratio 0.35x 0.53x 0.39x Debt to NAV Ratio(6) 0.56x 1.23x 0.68x Net Debt to NAV Ratio(7) 0.55x 1.15x 0.66x As of March 31, 2018 ($ in 000's)Parent(1) SBICsTotal

MAIN ST CAPITAL CORPORATION

Conservative Leverage - Regulatory

Passage of the Small Business Credit Availability Act in December 2017 provides the opportunity for BDCs to obtain Board or Shareholder approval to access additional leverage by lowering the required asset coverage to 1.50x (from 2.0x)

MAIN has historically operated at conservative regulatory leverage levels, in all cases well below the existing (2.0x) regulatory limits, and proven through historical performance that it does not need access to additional leverage to provide market leading returns

	2013	2014	2015	2016	2017	Q1 18
Consolidated Asset Coverage Ratio - Regulatory (1)	3.37x	2.93x	2.92x	2.97x	3.67x	3.18x
Minimum Required Asset Coverage (2)	2.00x	2.00x	2.00x	2.00x	2.00x	2.00x
Cushion % above Miniumum Required Asset Coverage	69%	47%	46%	49%	84%	59%

(1) Calculated per BDC regulations; SBIC Debentures are not included as "senior debt" for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN.

(2) Minimum required asset coverage of 2.00x prior to passage of the Small Business Credit Availability Act. Minimum requirement of 2.00x remains in place unless Board or Shareholder approval is obtained to lower minimum requirement to 1.50x.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

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MAIN ST CAPITAL CORPORATION

Key Credit Highlights

Experienced Management Team with Strong Track Record	• Core executive management team has been together as a team for 15+ years • Extensive investment expertise and relationships • Significant management equity ownership
Efficient and Leverageable Internally Managed Operating Structure	• Meaningful operating cost advantage through efficient internally managed structure • Significant benefits through alignment of interests between management (stock ownership and incentive compensation) and investors • Industry leading operating expense efficiency
Conservative Leverage	• 1940 Act requires a minimum 2.0x regulatory asset coverage ratio(1) • MAIN's asset coverage ratio is ~2.9x at the Parent level; ~3.2x on a regulatory basis • Conservative leverage position further enhanced through ongoing efficient capital raises through at-the-market, or ATM, equity issuance program
Unique Investment Strategy	• Unique investment strategy differentiates MAIN from its competitors and provides highly attractive risk-adjusted returns • Asset management advisory business significantly enhances MAIN's returns to its investors
High Quality Portfolio	• Significant diversification • Debt investments primarily carry a first priority lien on the assets of the business • Permanent capital structure of BDC allows for long-term, patient investment strategy and overall approach

(1) Minimum required asset coverage of 2.00x prior to passage of the Small Business Credit Availability Act. Minimum requirement of 2.00x remains in place unless Board or Shareholder approval is obtained to lower minimum requirement to 1.50x.

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

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MAIN ST CAPITAL CORPORATION

MAIN Co-Founders and Executive Management Team

Vince Foster; CPA & JD(1)(2)(3)
Chairman and CEO

- Co-founded MAIN and MAIN predecessor funds (1997)
- Co-founded Quanta Services (NYSE: PWR)
- Partner in charge of a Big 5 Accounting Firm's Corporate Finance/Mergers and Acquisitions practice for the Southwest United States

Dwayne Hyzak; CPA(1)(2)(3)
President, COO and Senior Managing Director

- Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street group since 1999
- Director of acquisitions / integration with Quanta Services (NYSE: PWR)
- Manager with a Big 5 Accounting Firm's audit and transaction services groups

Curtis Hartman; CPA(1)(2)(3)
Vice Chairman, CCO(4) and Senior Managing Director

- Co-founded MAIN; Joined Main Street group in 2000
- Investment associate at Sterling City Capital
- Manager with a Big 5 Accounting Firm's transaction services group

David Magdol(1)(2)
Vice Chairman, CIO(5) and Senior Managing Director

- Co-founded MAIN; Joined Main Street group in 2002
- Vice President in Lazard Freres Investment Banking Division
- Vice President of McMullen Group (John J. McMullen's Family Office)

Brent Smith; CPA
CFO and Treasurer

- Joined MAIN in 2014
- Previously CFO with a publicly-traded oilfield services company
- Prior experience with a Big 5 Accounting Firm and a publicly-traded financial consulting firm

Jason Beauvais; JD
SVP, GC, CCO(6) and Secretary

- Joined MAIN in 2008
- Previously attorney for Occidental Petroleum Corporation (NYSE: OXY) and associate in the corporate and securities section at Baker Botts LLP

(1) Member of MAIN Executive Committee
(2) Member of MAIN Investment Committee
(3) Member of MAIN Credit Committee
(4) Chief Credit Officer
(5) Chief Investment Officer
(6) Chief Compliance Officer

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
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Significant Management Ownership / Investment Significant equity ownership by MAIN’s management team, coupled with internally managed structure, provides alignment of interest between MAIN’s management and our stakeholders Management (1) 3,133,533 $115,627,368 (1) (2) Includes members of MAIN’s executive and senior management team and the members of MAIN’s Board of Directors. Includes 1,069,696 shares, or approximately $25.5 million, purchased by Management as part of, or subsequent to, the MAIN IPO, including 13,183 shares, or approximately $0.5 million, purchased in the quarter ended March 31, 2018. Based upon closing market price of $36.90/share on March 31, 2018. (3) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 14 # of Shares (2) March 31, 2018 (3)

Efficient and Leverageable Operating Structure MAIN’s internally managed operating structure provides significant operating leverage and greater returns for our stakeholders “Internally managed” structure means no external management fees or expenses are paid Alignment of interest between management and investors • Greater incentives to maximize increases to stakeholder value and rationalize debt and equity capital raises 100% of MAIN’s management efforts and activities are for the benefit of the BDC • MAIN targets total operating expenses(1) as a percentage of average assets (Operating Expense Ratio) at or less than 2% • • Long-term actual results have significantly outperformed target Industry leading Operating Expense Ratio of 1.5%(2) Significant portion of total operating expenses are non-cash • Non-cash expense for restricted stock amortization was 14.2%(2) of total operating expenses Operating Expense Ratio of 1.1%(2) excluding non-cash restricted stock amortization expense • (1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense (2) Based upon the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 15

MAIN Maintains a Significant Operating Cost Advantage Operating Expenses as a Percentage of Total Assets(1) 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% (1) (2) (3) Total operating expenses, including non-cash share based compensation expense and excluding interest expense For the trailing twelve month period ended March 31, 2018 Other BDCs includes dividend paying BDCs that have been publicly-traded for at least two years and have total assets greater than $500 million based on individual SEC Filings as of December 31, 2017; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSIC, GAIN, GBDC, GSBD, HTGC, MCC, MRCC, NEWT, NMFC, OCSI, OCSL, PFLT, PNNT, PSEC, SLRC, SUNS, TCAP, TCPC, TCRD, TPVG and TSLX Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended December 31, 2017 as derived from each company’s SEC filings Source: SNL Financial. Calculation represents the average for the trailing twelve month period ended December 31, 2017 and includes commercial banks with a market capitalization between $500 million and $3 billion (4) (5) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 16 Other BDCs (3)(4) Commercial Banks (5) MAIN (2)

Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt Capital structure is designed to match expected duration and fixed/floating rate nature of investment portfolio assets $585.0 million Credit Facility (1) L+1.875% floating (3.5% as of March 31, 2018) September 2021 (fully revolving until maturity) $188.0 million Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 1, 2019 Notes Payable 4.50% fixed $175.0 million Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 1, 2022 Notes Payable 4.50% fixed $185.0 million Redeemable at MAIN's option at any time beginning April 2018; Matures April 1, 2023 (2) Notes Payable 6.125% fixed $90.7 million . Various dates between 2019 - 2027 (weighted average duration = 5.9 years) 3.7% fixed (weighted average) SBIC Debentures $313.8 million (1) As of March 31, 2018, MAIN’s credit facility had $585.0 million in total commitments from 15 relationship banks, with an accordion feature which could increase total commitments up to $750.0 million. (2) On April 2, 2018, we redeemed the 6.125% Notes. Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 17 Facility Interest Rate Maturity Principal Draw n

Long-term Duration of Debt Obligations

MAIN's conservative capital structure provides long-term access to attractively-priced and structured debt facilities

- Allows for investments in assets with long-term holding periods / illiquid positions and greater yields and overall returns
- Provides downside protection and liquidity through economic cycles
- Allows MAIN to be opportunistic during periods of economic uncertainty



250
200
150
100
50
0
(in millions)
$175.0
$16.0
$55.0
$40.0
$188.0
$185.0
$5.0
$90.7
$16.0
$63.8
$75.0
$43.0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Credit Facility(1)
SBIC debentures
6.125% Notes(2)
4.50% Notes due 2019(3)
4.50% Notes due 2022(4)

(1) Based upon outstanding balance as of March 31, 2018; total commitments at March 31, 2018 were $585.0 million

(2) Issued in April 2013; redeemable at MAIN's option beginning April 2018. On April 2, 2018, we redeemed the 6.125% Notes.

(3) Issued in November 2014; redeemable at MAIN's option at any time, subject to certain make whole provisions

(4) Issued in November 2017; redeemable at MAIN's option at any time, subject to certain make whole provisions

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

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Positive Impact from Rising Interest Rates MAIN’s capital structure and investment portfolio provides downside protection and the opportunity for significant benefits from a rising interest rate environment The following table illustrates the approximate annual changes in the components of MAIN’s net investment income due to hypothetical increases (decreases) in interest rates(1) (dollars in thousands): • 80% of MAIN’s outstanding debt obligations have fixed interest rates(3), limiting the increase in interest expense (50) $ (6,312) $ 940 $ (5,372) $ (0.09) 25 3,156 (470) 2,686 0.05 • 73% of MAIN’s debt investments bear interest at floating rates(3), the majority of which contain contractual minimum index rates, or “interest rate floors” (weighted-average being approximately 105 basis points)(4) Provides MAIN the opportunity to achieve significant increases in net investment income if interest rates rise 100 12,625 (1,880) 10,745 0.18 300 37,874 (5,640) 32,234 0.55 (1) Assumes no changes in the portfolio investments, outstanding revolving credit facility borrowings or other debt obligations existing as of March 31, 2018 The hypothetical (increase) decrease in interest expense would be impacted by the changes in the amount of debt outstanding under our revolving credit facility, with interest expense (increasing) decreasing as the debt outstanding under our revolving credit facility increases (decreases) As of March 31, 2018 Weighted-average interest rate floor calculated based on debt principal balances as of March 31, 2018 Per share amount is calculated using shares outstanding as of March 31, 2018 • (2) (3) (4) (5) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 19 40050,499(7,520)42,9790.73 20025,250(3,760)21,4900.36 506,312(940)5,3720.09 (25)(3,156)470(2,686)(0.05) Basis PointIncrease(Increase)IncreaseIncrease Increase(Decrease) Decrease (Decrease) in (Decrease) in Net (Decrease) in in Interest in InterestNet InvestmentInvestment Interest RateIncomeExpense(2)IncomeIncome per Share (5)

At-The-Market (ATM) Equity Program Provides permanent capital to match indefinite or long-term holding period for LMM investments ATM Equity Program provides efficient, low cost capital Facilitates maintenance of conservative leverage position • Provides permanent capital to match growth of LMM investments on an as-needed basis Provides significant economic cost savings compared to traditional overnight equity offerings Issued equity is accretive to NAV per share Provides significant benefits vs traditional overnight equity offerings • • Provides equity capital and liquidity on an as-needed basis, avoiding dilution from larger overnight equity offerings Provides equity capital at significantly lower cost Avoids negative impact to stock price from larger overnight equity offerings • • Raised net proceeds of $278.5 million since inception in 2015(1) •Average sale price of $36.58, or approximately 65% above average NAV per share over same period(1) •Resulted in economic cost savings of approximately $14.1 million when compared to traditional overnight equity offering(2) (1) Through March 31, 2018 (2) Assumes 6% all-in cost for traditional overnight equity offering Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 20

Lower Middle Market (LMM) Investment Strategy LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns Investment Objectives • High cash yield from secured debt investments (11.3% weighted-average cash coupon); plus Dividend income and periodic capital gains from equity investments • Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities • • • • Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 21

LMM Investment Opportunity MAIN targets investments in established, profitable LMM companies Characteristics of LMM provide beneficial risk-reward investment opportunities Large and critical portion of U.S. economy •175,000+ domestic LMM businesses(1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies •Typical entry enterprise values between 4.5X – 6.5X EBITDA and typical entry leverage multiples between 2.0X – 4.0X EBITDA to MAIN debt investment Ability to become a partner vs. a “commoditized vendor of capital” (1) Source: U.S. Census 2012 – U.S. Data Table by Enterprise Receipt Size; 2012 County Business Patterns and 2012 Economic Census; includes Number of Firms with Enterprise Receipt Size between $10,000,000 and $99,999,999 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 22

Private Loan Investment Strategy Private Loan portfolio investments are primarily debt investments in privately held companies which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as “club deals” Investment Objectives • Access proprietary investments with attractive risk-adjusted return characteristics Generate cash yield to support MAIN recurring net investment income • Investment Characteristics • Investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis Current Private Loan portfolio companies have weighted-average EBITDA of approximately $43.0 million(1) • • Investments in secured debt investments •First lien, senior secured debt investments •Floating rate debt investments 8% – 12% targeted gross yields • • Weighted-average effective yield of 9.4% Net returns positively impacted by lower overhead requirements and use of modest leverage Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase • (1)This calculation excludes three Private Loan portfolio companies as EBITDA is not a meaningful metric for these portfolio companies Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 23

Middle Market Debt Investment Strategy MAIN maintains a portfolio of debt investments in Middle Market companies Investment Objective •Generate cash yield to support MAIN recurring net investment income Investments secured and/or rated debt investments •First lien, senior secured debt investments •Floating rate debt investments Larger companies than the LMM investment strategy •Current Middle Market portfolio companies have weighted-average EBITDA of approximately $86.3 million(1) Large and critical portion of U.S. economy •Nearly 200,000 domestic Middle Market businesses(1) More relative liquidity than LMM investments 6% – 10% targeted gross yields •Weighted-average effective yield(2) of 9.2% •Net returns positively impacted by lower overhead requirements and use of modest leverage •Floating rate debt investments provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) Source: National Center for The Middle Market; includes number of U.S. domestic businesses with revenues between $10 million and $1 billion (2) Weighted-average effective yield includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 24

Asset Management Business MAIN’s asset management business represents additional income diversification and the opportunity for greater stakeholder returns In May 2012, MAIN(1) entered into an investment sub-advisory agreement with the investment advisor to HMS Income Fund, Inc., a non-listed BDC • MAIN(1) provides asset management services, including sourcing, diligence and post-investment monitoring MAIN(1) receives 50% of the investment advisor’s base management fee and incentive fees – MAIN(1) base management fee – 1% of total assets – MAIN(1) incentive fees – 10% of net investment income above a hurdle and 10% of net realized capital gains • MAIN’s internally managed operating structure provides MAIN’s stakeholders the benefits of this asset management business Benefits to MAIN • No significant increases to MAIN’s operating costs to provide services (utilize existing infrastructure and leverage fixed costs) No invested capital – monetizing the value of MAIN franchise Significant positive impact on MAIN’s financial results – $2.6 million contribution to net investment income in the first quarter of 2018(2) – $9.4 million contribution to net investment income for the year ended December 31, 2017(2) – $48.7 million of cumulative unrealized appreciation as of March 31, 2018 • • (1) Through MAIN’s wholly owned unconsolidated subsidiary, MSC Advisor I, LLC (2) Contribution to Net Investment Income includes (a) dividend income received by MAIN from MSC Advisor I, LLC and (b) operating expenses allocated from MAIN to MSC Advisor I, LLC Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 25

Total Investment Portfolio Includes complementary LMM debt and equity investments, Middle Market debt investments and Private Loan debt investments Diversity provides structural protection to investment portfolio, revenue sources, income and cash flows Total investment portfolio at fair value consists of approximately 45% LMM / 27% Middle Market / 21% Private Loan / 7% Other(1) Portfolio investments 187 LMM, Middle Market and Private Loan portfolio companies • • Average investment size of $11.0 million Largest individual portfolio company represents 6.8%(2) of total investment income and 2.9% of total portfolio fair value (most investments are less than 1%) Six non-accrual investments, which represent 0.8% of the total investment portfolio at fair value and 3.3% at cost. Weighted-average effective yield of 10.3% • • Significant diversification • • • Issuer Industry Transaction type • • • Geography End markets Vintage (1) Other includes MSC Adviser I, LLC, MAIN’s External Investment Advisor (2) Based upon total investment income for the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 26

Portfolio Snapshot – Significant Diversification Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 27 12/31/2015 12/31/2016 12/31/2017 3/31/2018 Number of Portfolio Companies Lower Middle Market 71 73 70 73 Private Loans 40 46 54 55 Middle Market 86 78 62 59 Other Portfolio 10 10 11 11 Total 207 207 197 198 $ Invested - Cost Basis Lower Middle Market $ 685.6 $ 760.3 $ 776.5 $ 898.9 % of Total 41.2% 40.6% 38.7% 41.6% Private Loans $ 268.6 $ 357.7 $ 489.2 $ 521.6 % of Total 16.1% 19.1% 24.4% 24.2% Middle Market $ 637.2 $ 646.8 $ 629.7 $ 629.9 % of Total 38.2% 34.6% 31.4% 29.2% Other Portfolio $ 75.2 $ 107.1 $ 109.4 $ 107.1 % of Total 4.5% 5.7% 5.5% 5.0% Total $ 1,666.6 $ 1,871.9 $ 2,004.8 $ 2,157.5

Portfolio Snapshot – Significant Diversification (cont.) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 28 12/31/2015 12/31/2016 12/31/2017 3/31/2018 $ Invested - Fair Value Lower Middle Market $ 862.7 $ 892.6 $ 948.2 $ 1,049.8 % of Total 48.7% 45.4% 44.5% 46.3% Private Loans $ 248.3 $ 342.9 $ 467.5 $ 496.5 % of Total 14.0% 17.4% 22.0% 21.9% Middle Market $ 586.9 $ 630.6 $ 609.3 $ 617.9 % of Total 33.1% 32.1% 28.6% 27.3% Other Portfolio $ 74.8 $ 100.3 $ 104.6 $ 101.1 % of Total 4.2% 5.1% 4.9% 4.5% Total $ 1,772.7 $ 1,966.3 $ 2,129.5 $ 2,265.3 % of Total $ Invested in Debt (Cost Basis) Lower Middle Market $ 482.6 $ 525.4 $ 520.9 $ 609.0 % of Total of Lower Middle Market 70.4% 69.1% 67.1% 67.7% Private Loans $ 253.2 $ 334.5 $ 457.8 $ 488.8 % of Total of Total Private Loans 94.3% 93.5% 93.6% 93.7% Middle Market $ 626.5 $ 628.9 $ 612.4 $ 609.1 % of Total of Total Middle Market 98.3% 97.2% 97.3% 96.7% Other Portfolio $ 0.2 $ 0.2 $ - $ - % of Total of Total Other Portfolio 0.2% 0.2% 0.0% 0.0% Total $ 1,362.5 $ 1,489.1 $ 1,591.1 $ 1,706.9 % of Total Portfolio 81.5% 79.6% 79.4% 79.1%

Portfolio Snapshot – Significant Diversification (cont.) Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 29 12/31/2015 12/31/2016 12/31/2017 3/31/2018 % of Total $ Invested in Debt that is First Lien (Cost Basis) Lower Middle Market $ 443.2 $ 483.8 $ 511.0 $ 599.1 % of Lower Middle Market 91.8% 92.1% 98.1% 98.4% Private Loans $ 221.0 $ 297.8 $ 432.6 $ 460.7 % of Total Private Loans 87.3% 89.0% 94.5% 94.3% Middle Market $ 542.7 $ 560.2 $ 554.2 $ 554.3 % of Total Middle Market 86.6% 89.1% 90.5% 91.0% Other Portfolio $ - $ - $ - $ - % of Total Other Portfolio 0.0% 0.0% 0.0% 0.0% Total $ 1,206.9 $ 1,341.8 $ 1,497.9 $ 1,614.1 % of Total Portfolio Debt Investments 88.6% 90.1% 94.1% 94.6% % of Total Investment Portfolio 72.2% 71.7% 74.7% 74.8%

(1) Total Portfolio by Industry (as a Percentage of Cost) Construction & Engineering, 8% Commercial Services & Supplies, 5% Hotels, Restaurants & Leisure, 5% Machinery, 5% Aerospace & Defense, 4% Health Care Providers & Services, 4% Professional Services, 3% Electronic Equipment, Instruments & Components, 3% Computers & Peripherals, 3% Communications Equipment, 2% Distributors, 2% Oil, Gas & Consumable Fuels, 2% Diversified Financial Services, 2% Internet & Catalog Retail, 1% Other, 6% Energy Equipment & Services, 7% Media, 5% Specialty Retail, 5% Diversified Telecommunication Services, 4% Food Products, 4% IT Services, 4% Internet Software & Services, 3% Leisure Equipment & Products, 3% Software, 2% Diversified Consumer Services, 2% Building Products, 2% Construction Materials, 2% Health Care Equipment & Supplies, 1% Road & Rail, 1% (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 30

(1) Diversified Total Portfolio (as a Percentage of Cost) n/ (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 5% of the total portfolio (2) Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 2% of the total portfolio Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 31 Invested Capital by Geography (2) 25%21%16% 28%10% Invested Capital by Transaction Type LBO/MBO 40% 14%40% 6% Recapitalizatio AcquisitionRefinancing Growth Capital

LMM Investment Portfolio 73 portfolio companies / $1,049.8 million in fair value •45% of total investment portfolio at fair value LMM Investment Portfolio consists of a diversified mix of secured debt and lower cost basis equity investments Debt yielding 12.1% (68% of LMM portfolio at cost) • • • 98% of debt investments have first lien position 56% of debt investments earn fixed-rate interest Approximately 840 basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 97% of LMM portfolio companies representing 38% average ownership position (32% of LMM portfolio at cost) • Opportunity for fair value appreciation, capital gains and cash dividend income 56% of LMM companies(1) with direct equity investment are currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower entry multiple valuations, lower cost basis $150.8 million, or $2.56 per share, of cumulative pre-tax net unrealized appreciation at March 31, 2018 • • • • (1) Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are treated as flow-through entities for tax purposes; based upon dividend income for the trailing twelve month period ended March 31, 2018 Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 32

LMM Investment Portfolio LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics Median LMM portfolio credit statistics: • • • Senior leverage of 3.0x EBITDA to MAIN debt position 2.6x EBITDA to senior interest coverage Total leverage of 3.1x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation • Average investment size of $12.3 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio • • Total LMM portfolio investments at fair value equals 117% of cost Equity component of LMM portfolio at fair value equals 166% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation • Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 33

Private Loan Investment Portfolio 55 investments / $496.5 million in fair value •21% of total investment portfolio at fair value Private Loan Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio Average investment size of $9.5 million (less than 1% of total portfolio) Investments in secured debt investments • 93% of current Private Loan portfolio is secured debt • 94% of current Private Loan debt portfolio is first lien term debt 87% of Private Loan debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.4%, representing a greater than 545 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (87% floating rate), which provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 89% of floating interest rates on Private Loan debt investments are subject to contractual minimum “floor” rates Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 34

Middle Market Investment Portfolio Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 59 investments / $617.9 million in fair value •27% of total investment portfolio at fair value Average investment size of $10.7 million (less than 1% of total portfolio) Investments in secured and/or rated debt investments • 97% of current Middle Market portfolio is secured debt • 91% of current Middle Market debt portfolio is first lien term debt More relative investment liquidity compared to LMM 90% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted-average effective yield of 9.2%, representing a greater than 525 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility • Floating rate debt investments (90% floating rate), which provide the opportunity for positive impact on yields if market benchmark interest rates increase (1) 100% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 35

Main Street Capital Corporation Appendix Main Street Capital Corporation NYSE: MAIN mainstcapital.com Page 36

MAIN Income Statement Summary

($ in 000's)	Q1 17[1]	Q2 17	Q3 17	Q4 17	Q1 18[1]	Q1 18 vs. Q1 17 % Change[2]
Total Investment Income	$ 47,889	$ 50,271	$ 51,786	$ 55,797	$ 55,942	17%
Expenses:						
Interest Expense	(8,608)	(8,793)	(9,420)	(9,659)	(10,265)	-19%
G&A Expense	(5,846)	(5,987)	(5,861)	(6,171)	(6,399)	-9%
Distributable Net Investment Income (DNII)	33,435	35,491	36,505	39,967	39,278	17%
DNII Margin %	69.8%	70.6%	70.5%	71.6%	70.2%	
Share-based compensation	(2,269)	(2,798)	(2,476)	(2,484)	(2,303)	-1%
Net Investment Income	31,166	32,693	34,029	37,483	36,975	19%
Net Realized Gain (Loss)[1]	27,565	10,981	(10,706)	(11,660)	7,460	NM
Net Unrealized Appreciation (Depreciation)[1]	(21,643)	1,329	16,147	47,706	(10,897)	NM
Income Tax Benefit (Provision)	(5,638)	(2,174)	(4,571)	(12,089)	979	NM
Net Increase in Net Assets	$ 31,450	$ 42,829	$ 34,899	$ 61,440	$ 34,517	10%

(1) Excludes the effects of the $5.2 million realized loss recognized in the first quarter of 2017 and the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income.

(2) Percent change from prior year is based upon impact (increase/(decrease)) on Net Increase in Net Assets

NM – Not Measurable / Not Meaningful

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MAIN ST
CAPITAL CORPORATION

MAIN Per Share Change in Net Asset Value (NAV)

($ per share)	Q1 17[1]	Q2 17	Q3 17	Q4 17	Q1 18[1]
Beginning NAV	$ 22.10	$ 22.44	$ 22.62	$ 23.02	$ 23.53
Distributable Net Investment Income	0.61	0.63	0.64	0.69	0.67
Share-Based Compensation Expense	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Net Realized Gain (Loss)[1]	0.50	0.20	(0.19)	(0.20)	0.13
Net Unrealized Appreciation (Depreciation)[1]	(0.39)	0.02	0.28	0.82	(0.19)
Income Tax Benefit (Provision)	(0.11)	(0.04)	(0.08)	(0.20)	0.02
Net Increase in Net Assets	0.57	0.76	0.61	1.07	0.59
Regular Monthly Dividends to Shareholders	(0.56)	(0.56)	(0.56)	(0.57)	(0.57)
Supplemental Dividends to Shareholders	-	(0.28)	-	(0.28)	-
Accretive Impact of Stock Offerings[2]	0.27	0.31	0.30	0.25	0.08
Other [3]	0.06	(0.05)	0.05	0.04	0.04
Ending NAV	$ 22.44	$ 22.62	$ 23.02	$ 23.53	$ 23.67
Weighted Average Shares	55,125,170	56,166,782	57,109,104	58,326,827	58,852,252

Certain fluctuations in per share amounts are due to rounding differences between quarters.

(1) Excludes the effects of the $5.2 million realized loss recognized in the first quarter of 2017 and the $1.4 million realized loss recognized in the first quarter of 2018 on the repayment of the SBIC debentures which had previously been accounted for on the fair value method of accounting and the accounting reversals of prior unrealized depreciation related to the realized loss. The net effect of these items has no effect on Net Increase in Net Assets or Distributable Net Investment Income.
(2) Includes accretive impact of shares issued through the Dividend Reinvestment Plan (DRIP) and ATM program.
(3) Includes differences in weighted-average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes.

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MAIN ST CAPITAL CORPORATION

MAIN Balance Sheet Summary

($ in 000's, except per share amounts)	Q1 17	Q2 17	Q3 17	Q4 17	Q1 18
LMM Portfolio Investments	$ 886,559	$ 932,074	$ 938,042	$ 948,196	$ 1,049,772
Middle Market Portfolio Investments	568,796	624,060	607,476	609,256	617,941
Private Loan Investments	384,220	379,809	485,929	467,474	496,533
Other Portfolio Investments	106,331	103,899	99,230	104,611	101,066
External Investment Adviser	33,472	37,104	39,304	41,768	48,722
Cash and Cash Equivalents	33,605	21,799	30,144	51,528	29,090
Other Assets	63,506	65,973	69,557	42,562	58,051
Total Assets	$ 2,076,489	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175
Credit Facility	$ 288,000	$ 303,000	$ 355,000	$ 64,000	$ 188,000
SBIC Debentures(1)	239,355	255,663	269,345	288,483	306,182
Notes Payable	265,655	262,159	262,416	444,688	445,096
Other Liabilities	39,545	61,151	53,255	87,856	65,297
Net Asset Value (NAV)	1,243,934	1,282,745	1,329,666	1,380,368	1,396,600
Total Liabilities and Net Assets	$ 2,076,489	$ 2,164,718	$ 2,269,682	$ 2,265,395	$ 2,401,175
Total Portfolio Fair Value as % of Cost	105%	105%	106%	108%	107%
Common Stock Price Data:					
High Close	$ 38.27	$ 40.39	$ 40.40	$ 41.55	$ 39.90
Low Close	35.39	37.80	38.13	39.71	35.41
Quarter End Close	38.27	38.46	39.75	39.73	36.90

(1) Includes adjustment to the face value of Main Street Capital II, LP ("MSC II") Small Business Investment Company ("SBIC") debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total par value of SBIC debentures at March 2018 was $313.8 million.

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MAIN Corporate Data

Please visit our website at www.mainstcapital.com for additional information

Board of Directors

Michael Appling, Jr.
Chief Executive Officer (CEO)
TnT Crane & Rigging

Valerie L. Banner
VP, General Counsel & Corporate Secretary
Exterran Corporation

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & CEO
Main Street Capital Corporation

Arthur L. French
Retired CEO/Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

Dwayne L. Hyzak
President & COO
Main Street Capital Corporation

John E. Jackson
President & CEO
Spartan Energy Partners, LP

Brian E. Lane
CEO & President
Comfort Systems USA

Stephen B. Solcher
SVP, Finance and Operations & Chief Financial Officer
BMC Software

Executive Officers

Vincent D. Foster,
Chairman & CEO

Dwayne L. Hyzak
President & Chief Operating Officer (COO)

Curtis L. Hartman
Vice Chairman, Chief Credit Officer & Senior Managing Director (SMD)

David L. Magdol
Vice Chairman, Chief Investment Officer & SMD

Brent D. Smith
Chief Financial Officer & Treasurer

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Nicholas T. Meserve
Managing Director (MD)

Shannon D. Martin
Vice President & Chief Accounting Officer

Research Coverage

Tim Hayes
B. Riley FBR, Inc.
(703) 312-1819

Mitchel Penn
Janney Montgomery Scott
(410) 583-5976

Christopher R. Testa
National Securities
(212) 417-7447

Robert J. Dodd
Raymond James
(901) 579-4560

Jason Arnold
RBC Capital Markets, LLC
(415) 633-8594

Douglas Mewhirter
SunTrust Robinson Humphrey
(404) 926-5745

Corporate Headquarters

1300 Post Oak Blvd, 8th Floor
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Counsel

Eversheds Sutherland (US) LLP
Washington D.C.

Securities Listing

Common Stock – NYSE: MAIN

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.astfinancial.com

Investor Relation Contacts

Dwayne L. Hyzak
President & COO

Brent D. Smith
Chief Financial Officer

Tel: (713) 350-6000

Ken Dennard
Mark Roberson
Dennard Lascar Associates, LLC
Tel: (773) 599-3745

Investment Committee

Vincent D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

David L. Magdol, VC, CIO & SMD

Credit Committee

Vince D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President & COO

Nicholas T. Meserve, MD

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